Supplement Dated June 15, 2000*
                      to the Prospectus Dated May 1, 2000
    of American Express New Solutions Variable Annuity(SM) 240335 A (05/00)


The following information applies to contracts purchased in the state of Maryland.

1. The Guaranteed Period Accounts are not available under contracts purchased in Maryland. Any reference in this prospectus to the Guarantee Period Accounts, and any contract features or benefits associated with the Guarantee Period Accounts are deleted.

2. The following bullet point is added to page 5 of "The Contract in Brief" section of the prospectus under the "Buying your contract" heading:

     o Purchase payments are limited and may not be paid after the first contract anniversary.

3. The following sentence is added to page 28 of the "Buying Your Contract" section of the prospectus under the "Purchase payments" heading:

     Purchase payments are limited and may not be paid after the first contract anniversary.



*Valid until April 30, 2001.            This page is not part of the prospectus.